Hospitality Properties Trust Exhibit 99.2 Second Quarter 2019 Supplemental Operating and Financial Data Sonesta Suites Scottsdale Gainey Ranch Scottsdale, AZ Operator: Sonesta International Hotels Corporation Guest Rooms: 164 All amounts in this report are unaudited.

TABLE OF CONTENTS PAGE CORPORATE INFORMATION 3 Company Profile 4,5 Investor Information 6 Research Coverage 7 FINANCIALS Key Financial Data 9 Condensed Consolidated Balance Sheets 10 TABLE OF CONTENTS TABLE Condensed Consolidated Statements of Income 11 Notes to Condensed Consolidated Statements of Income 12 Condensed Consolidated Statements of Cash Flows 13 Debt Summary 14 Debt Maturity Schedule 15 Leverage Ratios, Coverage Ratios and Public Debt Covenants 16 Restricted Cash Activity 17 Property Acquisition and Disposition Information Since January 1, 2019 18 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre 19 Calculation of FFO and Normalized FFO 20 Definitions of Certain Non-GAAP Financial Measures 21 OPERATING AGREEMENTS AND PORTFOLIO INFORMATION Portfolio by Operating Agreement and Manager 23 Portfolio by Brand 24 Operating Agreement Information 25-27 Operating Statistics by Hotel Operating Agreement and Manager 28 Coverage by Operating Agreement and Manager 29 WARNING CONCERNING FORWARD-LOOKING STATEMENTS 30 Hospitality Properties Trust 2 Supplemental Operating and Financial Data, June 30, 2019

CORPORATE INFORMATION Kimpton Hotel Palomar Washington, D.C. Operator: InterContinental Hotels Group Guest Rooms:Hospitality 335 Properties Trust Supplemental Operating and Financial Data, June 30, 2019

COMPANY PROFILE The Company: Corporate Headquarters: Hospitality Properties Trust, or HPT, we, our, or us, is a real estate investment trust, or REIT. As of June 30, 2019, Two Newton Place we owned 328 hotels and 179 travel centers located in 45 states, the District of Columbia, Puerto Rico and Canada. 255 Washington Street, Suite 300 Our properties are operated by other companies under long term management or lease agreements. We have been Newton, MA 02458-1634 investment grade rated since 1998 and we are currently included in a number of financial indices. HPT is a component (t) (617) 964-8389 of 98 market indices and it comprises more than 1% of the following indices as of June 30, 2019: Bloomberg REIT Hotels Index (BBREHOTL), Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), Hartford Risk- Stock Exchange Listing: Optimized Multifactor REIT TR Index (LROREX) and the Invesco S&P MidCap Low Volatility ETF INAV Index COMPANY PROFILE COMPANY Nasdaq (KMLVIV). Trading Symbol: Management: Common Shares: HPT HPT is managed by The RMR Group LLC, or RMR LLC, the operating subsidiary of The RMR Group Inc. Senior Unsecured Debt Ratings: (Nasdaq: RMR), or RMR Inc. RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four Standard & Poor's: BBB- publicly traded equity REITs and three real estate related operating businesses. In addition to managing HPT, Moody's: Baa2 RMR manages Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, Office Key Data (as of June 30, 2019): Properties Income Trust, a REIT that owns buildings primarily leased to single tenants and those with high credit quality characteristics such as government entities, and Senior Housing Properties Trust, a REIT that primarily (dollars in 000s) owns healthcare, senior living and medical office buildings. RMR also provides management services to Five Star Total properties: 507 Senior Living Inc., a publicly traded operator of senior living communities, Sonesta International Hotels Hotels 328 Corporation, or Sonesta, a privately owned operator and franchisor of hotels (including some of the hotels that Travel centers 179 HPT owns) and cruise ships, and TravelCenters of America Inc., or TA, a publicly traded operator and franchisor Number of hotel rooms/suites 51,080 of travel centers along the U.S. Interstate Highway System (including all the travel centers that HPT owns) and Q2 2019 total revenues $ 610,562 restaurants. RMR also advises the RMR Real Estate Income Fund, a publicly traded closed end fund that invests Q2 2019 net income $ 8,782 in publicly traded securities of real estate companies, and Tremont Mortgage Trust, a publicly traded mortgage REIT, through wholly owned SEC registered investment advisory subsidiaries, as well as manages the RMR Q2 2019 Normalized FFO (1) $ 168,766 Office Property Fund, a private, open end core plus fund focused on the acquisition, ownership and leasing of a (1) See page 20 for the calculation of FFO and diverse portfolio of multi-tenant office properties throughout the U.S. As of June 30, 2019, RMR had $30.6 billion Normalized FFO and a reconciliation of net of real estate assets under management and the combined RMR managed companies had approximately $12 income, determined in accordance with U.S. generally accepted accounting principles, or billion of annual revenues, over 1,500 properties and more than 50,000 employees. We believe that being GAAP, to these amounts. managed by RMR is a competitive advantage for HPT because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services. Hospitality Properties Trust 4 Supplemental Operating and Financial Data, June 30, 2019

COMPANY PROFILE Operating Statistics by Operating Agreement (as of 6/30/19) (dollars in thousands): Number of Rooms or Percent of Total Suites (Hotels) / Annualized Annualized Number of Land Acreage Minimum Minimum Coverage (3) RevPAR Change (4) Operating Agreement (1) Properties (Travel Centers) Return / Rent (2) Return / Rent Q2 LTM Q2 LTM Marriott (No. 1) 53 7,609 $ 71,589 8% 1.44x 1.18x (0.6%) (0.7%) Marriott (No. 234) 68 9,120 109,024 13% 1.22x 1.06x (2.3%) (0.8%) Marriott (No. 5) 1 356 10,518 1% 0.96x 0.97x (4.7%) 2.9% Subtotal / Average Marriott 122 17,085 191,131 22% 1.29x 1.10x (1.7%) (0.6%) IHG 102 16,887 207,411 25% 1.09x 0.97x (6.1%) (4.0%) Sonesta 51 8,862 129,017 14% 0.87x 0.62x 2.3% 0.2% Wyndham 22 3,583 29,466 4% 0.90x 0.59x (2.1%) (7.1%) Hyatt 22 2,724 22,037 3% 1.20x 0.95x (5.7%) (4.6%) COMPANY PROFILE (continued) COMPANY Radisson 9 1,939 20,292 3% 1.13x 0.93x 2.8% (3.7%) Subtotal / Average Hotels 328 51,080 599,354 71% 1.10x 0.92x (2.4%) (2.2%) TA (No. 1) 36 747 49,018 6% 1.99x 1.88x N/A N/A TA (No. 2) 36 879 44,663 5% 1.91x 1.84x N/A N/A TA (No. 3) 35 885 42,404 5% 1.90x 1.82x N/A N/A TA (No. 4) 37 930 48,381 6% 1.98x 1.90x N/A N/A TA (No. 5) 35 1,039 61,617 7% 1.80x 1.75x N/A N/A Subtotal / Average Travel Centers 179 4,480 246,083 29% 1.91x 1.84x N/A N/A Total / Average 507 51,080 / 4,480 $ 845,437 100% 1.34x 1.19x (2.4%) (2.2%) (1) See pages 25 through 27 for additional information regarding each of our operating agreements. (2) Annualized minimum rent amounts represent cash rent amounts due to us and exclude adjustments, if any, necessary to recognize rental income on a straight line basis in accordance with GAAP and payments by TA of previously deferred rent. (3) We define coverage as total property level revenues minus all property level expenses and reserves for future renovations or refurbishments, or FF&E reserve escrows, that are not subordinated to minimum returns or rents due to us divided by the minimum returns or rents due to us (which data is provided to us by our managers or tenants). Coverage amounts for our agreement with InterContinental Hotels Group, plc, or IHG, and our agreement with Sonesta include data for certain hotels for periods prior to when we acquired ownership of them. Coverage amounts for our TA leases exclude data for periods prior to our sale of certain travel centers and exclude payments of previously deferred rent. (4) RevPAR change is the RevPAR percentage change in the period ended June 30, 2019 over the comparable year earlier period. RevPAR amounts for our IHG and Sonesta agreements include data for periods prior to our ownership of certain hotels. Hospitality Properties Trust 5 Supplemental Operating and Financial Data, June 30, 2019

INVESTOR INFORMATION Board of Trustees Donna D. Fraiche John L. Harrington William A. Lamkin Independent Trustee Lead Independent Trustee Independent Trustee John G. Murray Adam D. Portnoy Managing Trustee Chair of the Board & Managing Trustee INVESTOR INFORMATION INVESTOR Senior Management John G. Murray Brian E. Donley Ethan S. Bornstein President and Chief Executive Officer Chief Financial Officer and Treasurer Senior Vice President Todd W. Hargreaves Vice President Contact Information Investor Relations Inquiries Hospitality Properties Trust Investor and media inquiries should be directed to Two Newton Place Katie Strohacker, Senior Director, Investor Relations at 255 Washington Street, Suite 300 (617) 796-8232, or kstrohacker@rmrgroup.com. Newton, MA 02458-1634 (t) (617) 964-8389 Financial inquiries should be directed to Brian E. Donley, (email) info@hptreit.com Chief Financial Officer and Treasurer, at (617) 964-8389 (website) www.hptreit.com or bdonley@rmrgroup.com. Hospitality Properties Trust 6 Supplemental Operating and Financial Data, June 30, 2019

RESEARCH COVERAGE Equity Research Coverage Baird B. Riley | FBR Janney Montgomery Scott Michael Bellisario Bryan Maher Tyler Batory (414) 298-6130 (646) 885-5423 (215) 665-4448 mbellisario@rwbaird.com bmaher@fbr.com tbatory@janney.com Stifel Nicolaus Wells Fargo Securities Simon Yarmak Dori Kesten RESEARCH COVERAGE (443) 224-1345 (617) 603-4233 yarmaks@stifel.com dori.kesten@wellsfargo.com Debt Research Coverage Wells Fargo Securities Thierry Perrein (704) 715-8455 thierry.perrein@wellsfargo.com Rating Agencies Moody’s Investors Service Standard & Poor’s Dilara Sukhov Michael Souers (212) 553-1438 (212) 438-2508 dilara.sukhov@moodys.com michael.souers@standardandpoors.com HPT is followed by the analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding HPT's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HPT or its management. HPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. Hospitality Properties Trust 7 Supplemental Operating and Financial Data, June 30, 2019

FINANCIALS InterContinental Atlanta Perimeter (Ravinia) Atlanta, GA Operator:Hospitality InterContinental Properties TrustHotels Group Guest Rooms:Supplemental 495 Operating and Financial Data, June 30, 2019

KEY FINANCIAL DATA (dollars in thousands, except per share data) As of and For the Three Months Ended 6/30/2019 3/31/2019 12/31/2018 9/30/2018 6/30/2018 Selected Balance Sheet Data: Total gross assets (1) $ 10,204,219 $ 10,235,599 $ 10,150,463 $ 10,250,294 $ 10,134,850 Total assets $ 7,177,746 $ 7,255,804 $ 7,177,079 $ 7,251,553 $ 7,225,362 Total liabilities $ 4,520,304 $ 4,519,238 $ 4,579,648 $ 4,458,982 $ 4,464,693 Total shareholders' equity $ 2,657,442 $ 2,736,566 $ 2,597,431 $ 2,792,571 $ 2,760,669 KEY FINANCIAL DATA FINANCIAL KEY Selected Income Statement Data: Total revenues $ 610,562 $ 524,908 $ 550,799 $ 603,153 $ 611,951 Net income (loss) $ 8,782 $ 225,787 $ (108,860) $ 117,099 $ 97,289 Adjusted EBITDAre (2) (3) $ 218,972 $ 195,901 $ 149,773 $ 225,676 $ 226,898 FFO (4) $ 168,766 $ 144,640 $ 99,994 $ 174,653 $ 176,033 Normalized FFO (3) (4) $ 168,766 $ 144,640 $ 99,994 $ 174,653 $ 176,193 Per Common Share Data (basic and diluted): Net income (loss) $ 0.05 $ 1.37 $ (0.66) $ 0.71 $ 0.59 FFO and Normalized FFO (3) (4) $ 1.03 $ 0.88 $ 0.61 $ 1.06 $ 1.07 Dividend Data: Annualized dividends paid per share during the period $ 2.16 $ 2.12 $ 2.12 $ 2.12 $ 2.12 Annualized dividend yield (at end of period) (5) 8.6% 8.1% 8.9% 7.4% 7.4% Normalized FFO payout ratio (3) (4) 52.4% 60.2% 86.9% 50.0% 49.5% (1) Total gross assets is total assets plus accumulated depreciation. (2) See page 19 for the calculation of EBITDA, EBITDAre and Adjusted EBITDAre and a reconciliation of net income (loss) determined in accordance with GAAP to these amounts. (3) Adjusted EBITDAre and Normalized FFO for the three months ended December 31, 2018 include $53,635, or $0.33 per common share, of business management incentive fee expense. (4) See page 20 for the calculation of FFO and Normalized FFO and a reconciliation of net income (loss) determined in accordance with GAAP to these amounts. (5) Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of our common shares at the end of the period. Hospitality Properties Trust 9 Supplemental Operating and Financial Data, June 30, 2019

CONDENSED CONSOLIDATED BALANCE SHEETS (dollar amounts in thousands, except share data) As of June 30, As of December 31, 2019 2018 ASSETS Real estate properties: Land $ 1,674,653 $ 1,626,239 Buildings, improvements and equipment 8,002,833 7,896,734 Total real estate properties, gross 9,677,486 9,522,973 Accumulated depreciation (3,026,473) (2,973,384) Total real estate properties, net 6,651,013 6,549,589 Cash and cash equivalents 15,688 25,966 Restricted cash 37,792 50,037 Due from related persons 75,939 91,212 Other assets, net 397,314 460,275 Total assets $ 7,177,746 $ 7,177,079 LIABILITIES AND SHAREHOLDERS' EQUITY Unsecured revolving credit facility $ 90,000 $ 177,000 Unsecured term loan, net 397,591 397,292 Senior unsecured notes, net 3,602,333 3,598,295 Security deposits 123,637 132,816 Accounts payable and other liabilities 298,625 211,332 Due to related persons 8,118 62,913 Total liabilities 4,520,304 4,579,648 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $.01 par value; 200,000,000 shares authorized; 164,454,537 and 164,441,709 shares issued and outstanding 1,645 1,644 Additional paid in capital 4,546,737 4,545,481 Cumulative other comprehensive loss (129) (266) Cumulative net income available for common shareholders 3,466,464 3,231,895 CONDENSED CONSOLIDATED BALANCE SHEETS CONDENSED CONSOLIDATED Cumulative common distributions (5,357,275) (5,181,323) Total shareholders' equity 2,657,442 2,597,431 Total liabilities and shareholders' equity $ 7,177,746 $ 7,177,079 Hospitality Properties Trust 10 Supplemental Operating and Financial Data, June 30, 2019

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (amounts in thousands, except share data) For the Three Months Ended June 30, For the Six Months Ended June 30, 2019 2018 2019 2018 Revenues: Hotel operating revenues (1) $ 541,668 $ 529,599 $ 997,053 $ 974,875 Rental income (2) 67,764 81,018 135,915 163,011 FF&E reserve income (3) 1,130 1,334 2,502 2,698 Total revenues 610,562 611,951 1,135,470 1,140,584 Expenses: Hotel operating expenses (1) 381,703 374,081 700,828 689,063 Depreciation and amortization 99,196 99,684 198,561 199,301 General and administrative (4) 12,207 13,121 24,442 24,855 Total expenses 493,106 486,886 923,831 913,219 Gain on sale of real estate (5) — — 159,535 — Dividend income 876 626 1,752 1,252 Unrealized gains and (losses) on equity securities, net (6) (60,788) 20,940 (39,811) 45,895 Interest income 449 323 1,086 615 Interest expense (including amortization of debt issuance costs and debt discounts and premiums of $2,570, $2,559, $5,140 and $5,037, respectively) (49,601) (48,741) (99,367) (96,281) Loss on early extinguishment of debt (7) — (160) — (160) Income before income taxes and equity in earnings of an investee 8,392 98,053 234,834 178,686 Income tax benefit (expense) 260 (771) (799) (1,242) Equity in earnings of an investee 130 7 534 51 Net income $ 8,782 $ 97,289 234,569 177,495 Weighted average common shares outstanding (basic) 164,284 164,205 $ 164,281 $ 164,202 Weighted average common shares outstanding (diluted) 164,326 164,243 $ 164,324 $ 164,226 Net income per common share (basic and diluted) $ 0.05 $ 0.59 $ 1.43 $ 1.08 See Notes to Condensed Consolidated Statements of Income on page 12. CONDENSED CONSOLIDATED STATEMENTS OF INCOME STATEMENTS CONDENSED CONSOLIDATED Hospitality Properties Trust 11 Supplemental Operating and Financial Data, June 30, 2019

NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME (dollar amounts in thousands, except share data) (1) As of June 30, 2019, we owned 328 hotels; 326 of these hotels were managed by hotel operating companies and two hotels were leased to hotel operating companies. As of June 30, 2019, we also owned 179 travel centers; all 179 of these travel centers were leased to TA under five lease agreements. Our condensed consolidated statements of income include hotel operating revenues and expenses of managed hotels and rental income from our leased hotels and travel centers. Certain of our managed hotels had net operating results that were, in the aggregate, $4,853 and $1,434 less than the minimum returns due to us for the three months ended June 30, 2019 and 2018, respectively, and $37,085 and $22,113 less than the minimum returns due to us for the six months ended June 30, 2019 and 2018, respectively. When managers of these hotels are required to fund the shortfalls under the terms of our management agreements or their guarantees, we reflect such fundings (including security deposit applications) in our condensed consolidated statements of income as a reduction of hotel operating expenses. There was no reduction of hotel operating expenses for the three months ended June 30, 2019 or 2018 and there were reductions of $16,679 and $3,278 for the six months ended June 30, 2019 and 2018, respectively. When we reduce the amounts of the security deposit we hold for any of our operating agreements for payment deficiencies, it does not result in additional cash flows to us of the deficiency amounts, but reduces the refunds due to the respective tenants or managers who have provided us with these deposits upon expiration of the applicable operating agreement. The security deposits are non-interest bearing and are not held in escrow. We had shortfalls at certain of our managed hotel portfolios not funded by the managers of these hotels under the term of its management agreements of $5,090 and $2,284 for the three months ended June 30, 2019 and 2018, respectively, and $23,797 and $18,835 for the six months ended June 30, 2019 and 2018, respectively, which represent the unguaranteed portions of our minimum returns from our Sonesta and Wyndham agreements. Certain of our managed hotel portfolios had net operating results that were, in the aggregate, $21,102 and $32,512 more than the minimum returns due to us for the three months ended June 30, 2019 and 2018, respectively and $10,494 and $26,879 more than the minimum returns due to us for the six months ended June 30, 2019 and 2018, respectively. Certain of our guarantees and our security deposits may be replenished by a share of future cash flows from the applicable hotel operations in excess of the minimum returns due to us pursuant to the terms of the applicable agreements. When our guarantees and security deposits are replenished by cash flows from hotel operations, we reflect such replenishments in our condensed consolidated statements of income as an increase to hotel operating expenses. We had $9,208 and $16,593 of guaranty and security deposit replenishments for the three months ended June 30, 2019 and 2018, respectively, and $3,422 and $10,295 of guaranty and security deposit replenishments for the six months ended June 30, 2019 and 2018, respectively. (2) We reduced rental income by $3,190 and $4,322 for the three and six months ended June 30, 2019, respectively, and increased rental income by $3,144 and $6,223 for the three and six months ended June 30, 2018, respectively, to record scheduled rent changes under certain of our leases, the deferred rent obligations under our travel center leases and the estimated future payments to us under our travel center leases for the cost of removing underground storage tanks on a straight line basis. (3) Various percentages of total sales at certain of our hotels are escrowed as FF&E reserve escrows. We own all the FF&E reserve escrows for our hotels. We report deposits by our tenants into the escrow accounts under our hotel leases as FF&E reserve income. We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income. (4) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include these amounts in the calculation of Normalized FFO or Adjusted EBITDAre until the fourth quarter, which is when the business management incentive fee expense amount for the year, if any, is determined. No estimated business management incentive fee expense was recorded for the three and six months ended June 30, 2019 or 2018. (5) We recorded a $159,535 gain on sale of real estate during the three months ended March 31, 2019 in connection with the sales of 20 travel centers. (6) Unrealized gains and losses on equity securities, net represent the adjustment required to adjust the carrying value of our investments in RMR Inc. and TA common shares to their fair value as of June 30, 2019 and 2018. (7) We recorded a loss of $160 on early extinguishment of debt in the three months ended June 30, 2018 in connection with amending our revolving credit facility and term loan. NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME STATEMENTS CONDENSED CONSOLIDATED NOTES TO Hospitality Properties Trust 12 Supplemental Operating and Financial Data, June 30, 2019

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) For the Six Months Ended June 30, 2019 2018 Cash flows from operating activities: Net income $ 234,569 $ 177,495 Adjustments to reconcile net income to cash provided by operating activities: Depreciation and amortization 198,561 199,301 Amortization of debt issuance costs and debt discounts and premiums as interest 5,140 5,037 Straight line rental income 4,322 (6,223) Security deposits replenished (utilized) (9,179) 4,986 Loss on early extinguishment of debt — 160 Unrealized (gains) and losses on equity securities, net 39,811 (45,895) Equity in earnings of an investee (534) (51) Gain on sale of real estate (159,535) — Other non-cash (income) expense, net (207) (1,700) Changes in assets and liabilities: Due from related persons 3,389 (243) Other assets (21,158) (4,689) Accounts payable and other liabilities (388) 10,196 Due to related persons (54,893) (74,997) Net cash provided by operating activities 239,898 263,377 Cash flows from investing activities: Real estate acquisitions and deposits (175,146) (91,221) Real estate improvements (37,189) (67,069) Hotel managers’ purchases with restricted cash (88,150) (59,823) Hotel managers' deposit (withdrawal) of insurance proceeds into restricted cash (7,184) 18,000 Net proceeds from sale of real estate 308,200 — Net cash provided by (used in) investing activities 531 (200,113) Cash flows from financing activities: Proceeds from issuance of senior unsecured notes, after discounts and premiums — 389,976 Borrowings under unsecured revolving credit facility 121,000 301,000 Repayments of unsecured revolving credit facility (208,000) (577,000) Deferred financing costs — (12,242) Repurchase of common shares — (101) Distributions to common shareholders (175,952) (172,565) Net cash used in financing activities (262,952) (70,932) Decrease in cash and cash equivalents and restricted cash (22,523) (7,668) Cash and cash equivalents and restricted cash at beginning of period 76,003 97,496 Cash and cash equivalents and restricted cash at end of period $ 53,480 $ 89,828 Supplemental disclosure of cash and cash equivalents and restricted cash: The following table provides a reconciliation of cash and cash equivalents and restricted cash reported within the condensed consolidated balance sheets to the amount shown in the condensed consolidated statements of cash flows: Cash and cash equivalents $ 15,688 $ 16,549 Restricted cash 37,792 73,279 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONDENSED CONSOLIDATED Total cash and cash equivalents and restricted cash $ 53,480 $ 89,828 Supplemental cash flow information: Cash paid for interest $ 94,296 $ 76,509 Cash paid for income taxes 2,289 2,589 Hospitality Properties Trust 13 Supplemental Operating and Financial Data, June 30, 2019

DEBT SUMMARY As of June 30, 2019 (dollars in thousands) Interest Principal Maturity Due at Years to Rate Balance Date Maturity Maturity Unsecured Floating Rate Debt: $1,000,000 unsecured revolving credit facility (1) (2) 3.370% $ 90,000 7/15/22 $ 90,000 3.0 $400,000 unsecured term loan (2) (3) 3.540% 400,000 7/15/23 400,000 4.0 DEBT SUMMARY Subtotal / weighted average 3.509% $ 490,000 $ 490,000 3.9 Unsecured Fixed Rate Debt: Senior unsecured notes due 2021 4.250% $ 400,000 2/15/21 $ 400,000 1.6 Senior unsecured notes due 2022 5.000% 500,000 8/15/22 500,000 3.1 Senior unsecured notes due 2023 4.500% 500,000 6/15/23 500,000 4.0 Senior unsecured notes due 2024 4.650% 350,000 3/15/24 350,000 4.7 Senior unsecured notes due 2025 4.500% 350,000 3/15/25 350,000 5.7 Senior unsecured notes due 2026 5.250% 350,000 2/15/26 350,000 6.6 Senior unsecured notes due 2027 4.950% 400,000 2/15/27 400,000 7.6 Senior unsecured notes due 2028 3.950% 400,000 1/15/28 400,000 8.6 Senior unsecured notes due 2030 4.375% 400,000 2/15/30 400,000 10.6 Subtotal / weighted average 4.603% $ 3,650,000 $ 3,650,000 5.7 Total / weighted average (4) 4.473% $ 4,140,000 $ 4,140,000 5.5 (1) We are required to pay interest on borrowings under our revolving credit facility at a rate of LIBOR plus a premium of 100 basis points per annum. We also pay a facility fee of 20 basis points per annum on the total amount of lending commitments under our revolving credit facility. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The interest rate listed above is as of June 30, 2019. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date of our credit facility for two additional six month periods. (2) The maximum borrowing availability under our revolving credit facility and term loan combined may be increased to up to $2,300,000 subject to certain terms and conditions. (3) We are required to pay interest on the amount outstanding under our term loan at a rate of LIBOR plus a premium of 110 basis points per annum, subject to adjustment based on changes to our credit ratings. The interest rate listed above is as of June 30, 2019. Our term loan is prepayable without penalty at any time. (4) The carrying value of our total debt of $4,089,924 as of June 30, 2019 is net of unamortized discounts and premiums and certain issuance costs totaling $50,076. Hospitality Properties Trust 14 Supplemental Operating and Financial Data, June 30, 2019

DEBT MATURITY SCHEDULE As of June 30, 2019 (dollars in thousands) Unsecured Unsecured Floating Fixed Year Rate Debt Rate Debt Total (3) 2021 $ — $ 400,000 $ 400,000 2022 90,000 (1) 500,000 590,000 2023 400,000 (2) 500,000 900,000 2024 — 350,000 350,000 2025 — 350,000 350,000 2026 — 350,000 350,000 2027 — 400,000 400,000 2028 — 400,000 400,000 DEBT MATURITY SCHEDULE DEBT MATURITY 2030 — 400,000 400,000 $ 490,000 $ 3,650,000 $ 4,140,000 Percent of total debt 11.8% 88.2% 100% (1) Represents amounts outstanding under our $1,000,000 revolving credit facility at June 30, 2019. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date for two additional six month periods. (2) Represents amounts outstanding on our term loan at June 30, 2019. Our term loan is prepayable without penalty at any time. (3) The carrying value of our total debt of $4,089,924 as of June 30, 2019 is net of unamortized discounts and premiums and certain issuance costs totaling $50,076. Hospitality Properties Trust 15 Supplemental Operating and Financial Data, June 30, 2019

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS As of and For the Three Months Ended 6/30/2019 3/31/2019 12/31/2018 9/30/2018 6/30/2018 Leverage Ratios: Net debt (1) / total gross assets (2) 40.4% 40.7% 41.4% 40.7% 41.0% Net debt (1) / gross book value of real estate assets (3) 42.5% 43.1% 44.0% 43.1% 43.3% Net debt (1) / total market capitalization (4) 50.0% 48.9% 51.5% 46.7% 46.8% Secured debt (1) / total assets 0.0% 0.0% 0.0% 0.0% 0.0% Variable rate debt (1) / Net debt (1) 11.9% 13.0% 13.7% 13.0% 12.6% Coverage Ratios: Adjusted EBITDAre (5) (6) / interest expense 4.4x 3.9x 3.0x 4.6x 4.7x Net debt (1) / annualized Adjusted EBITDAre (5) (6) 4.7x 5.3x 7.0x 4.6x 4.6x Public Debt Covenants: Total debt (1) / adjusted total assets (7) - allowable maximum 60.0% 40.4% 40.8% 40.9% 41.1% 41.4% Secured debt (1) / adjusted total assets (7) - allowable maximum 40.0% 0.0% 0.0% 0.0% 0.0% 0.0% Consolidated income available for debt service (8) / debt service - required minimum 1.50x 4.22x 3.77x 2.79x 4.39x 4.45x Total unencumbered assets (7) / unsecured debt (1) - required minimum 150% 247.6% 245.3% 244.3% 243.1% 241.8% (1) Debt amounts reflect the principal balance as of the date reported. Net debt means total debt less cash and cash equivalents as of the date reported. (2) Total gross assets is total assets plus accumulated depreciation. (3) Gross book value of real estate assets is real estate properties at cost, before purchase price allocations, less impairment write-downs, if any. (4) Total market capitalization is total debt plus the market value of our common shares at the end of each period. (5) See page 19 for the calculation of EBITDA, EBITDAre and Adjusted EBITDAre, and a reconciliation of net income (loss) determined in accordance with GAAP to these amounts. (6) Adjusted EBITDAre for the three months ended December 31, 2018 includes $53,635 of business management incentive fee expense. Excluding business management incentive fee expense, Adjusted EBITDAre / interest expense and Net debt / annualized Adjusted EBITDAre would have been 4.1x and 5.2x, respectively, for the three months ended December 31, 2018. (7) Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. (8) Consolidated income available for debt service is earnings from operations excluding interest expense, unrealized gains and losses on equity securities, depreciation and amortization, loss on asset impairment, unrealized appreciation on assets held for sale, gains and losses on early extinguishment of debt, gains and losses on sales of property and amortization of deferred charges. Consolidated income available for debt service for the three months ended December 31, 2018 includes $53,635 of business management incentive fee expense. No business management incentive fee expense was recorded for the three months ended June 30, 2019, March 31, 2019, September 30, 2018 or June 30, 2018. LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS COVERAGE RATIOS LEVERAGE RATIOS, Hospitality Properties Trust 16 Supplemental Operating and Financial Data, June 30, 2019

RESTRICTED CASH ACTIVITY (1) (dollars in thousands) As of and For the Three Months Ended 6/30/2019 3/31/2019 12/31/2018 9/30/2018 6/30/2018 Total restricted cash (beginning of period) $ 75,129 $ 50,037 $ 65,644 $ 73,279 $ 59,533 Manager deposits 21,484 11,335 20,213 18,353 40,290 HPT fundings (2): Marriott No. 1 934 13,593 7,281 915 677 Marriott No. 234 9,600 9,000 2,675 2,675 — RESTRICTED CASH ACTIVITY RESTRICTED CASH Radisson 6,532 10,611 — — — Hotel improvements (48,973) (46,361) (45,776) (29,578) (27,221) FF&E reserves (end of period) 64,706 48,215 50,037 65,644 73,279 HPT sale proceeds (3) (26,914) 26,914 — — — Total restricted cash (end of period) $ 37,792 $ 75,129 $ 50,037 $ 65,644 $ 73,279 (1) Most of our hotel operating agreements require the deposit of a percentage of gross hotel revenues into escrows to fund FF&E reserves. Our management agreement with Wyndham requires FF&E reserve deposits subject to available cash flows, as defined in our Wyndham agreement. Our Sonesta agreement does not require FF&E reserve deposits. We own all the FF&E reserve escrows for our hotels. Our TA leases do not require FF&E escrow deposits; however, TA may request that we fund capital improvements in return for increases in TA's annual minimum rent. TA is not obligated to request and we are not obligated to fund any such improvements. (2) Represents FF&E reserve deposits not funded by hotel operations, but separately funded by us. The operating agreements for our hotels generally provide that, if necessary, we will provide FF&E funding in excess of escrowed reserves. To the extent we make such fundings, our contractual annual minimum returns or rents generally increase by a percentage of the amounts we fund. (3) Represents a portion of the proceeds from our sales of 20 travel centers in January 2019 restricted for the purpose of facilitating a tax deferred like-kind exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, which was completed in the second quarter of 2019. Hospitality Properties Trust 17 Supplemental Operating and Financial Data, June 30, 2019

PROPERTY ACQUISITION INFORMATION SINCE JANUARY 1, 2019 (dollars in thousands) ACQUISITIONS: Average Number of Purchase Date Rooms or Operating Purchase Price per Acquired Properties Brand Location Suites Agreement Price (1) Room or Suite 2/22/2019 1 Kimpton Hotel Palomar Washington, D.C. 335 IHG $ 141,450 $ 422 5/7/2019 1 Crowne Plaza Milwaukee, WI 198 IHG $ 30,000 $ 152 Total / Weighted Average 2 533 $ 171,450 $ 322 (1) Represents cash purchase price and excludes acquisition related costs. DISPOSITIONS: Average Former Sales Date Operating Sales Price per Disposed Properties Brand Location Land Acreage Agreement Price (1) Room or Suite 1/17/2019 1 TravelCenters of America Corning, CA 24 TA No. 3 $ 21,420 N/A 1/17/2019 1 TravelCenters of America San Antonio, TX 31 TA No. 2 $ 20,550 N/A 1/17/2019 1 TravelCenters of America Gary, IN 22 TA No. 3 $ 18,910 N/A 1/17/2019 1 TravelCenters of America Paulsboro, NJ 25 TA No. 3 $ 17,870 N/A 1/17/2019 1 TravelCenters of America Lake Station, IN 23 TA No. 1 $ 15,120 N/A 1/17/2019 1 TravelCenters of America Fultonville, NY 15 TA No. 2 $ 13,500 N/A 1/17/2019 1 TravelCenters of America Hudson, WI 15 TA No. 1 $ 13,340 N/A 1/17/2019 1 TravelCenters of America Concordia, MO 20 TA No. 1 $ 10,980 N/A 1/17/2019 1 TravelCenters of America Saginaw, MI 11 TA No. 3 $ 8,820 N/A 1/23/2019 1 TravelCenters of America Porter, IN 74 TA No. 4 $ 27,340 N/A 1/23/2019 1 Petro Stopping Centers Oklahoma City, OK 30 TA No. 5 $ 21,690 N/A 1/23/2019 1 Petro Stopping Centers N. Baltimore, OH 17 TA No. 5 $ 19,920 N/A 1/23/2019 1 Petro Stopping Centers Beaumont, TX 20 TA No. 5 $ 18,180 N/A 1/23/2019 1 TravelCenters of America Franklin, TN 13 TA No. 3 $ 14,340 N/A 1/23/2019 1 Petro Stopping Centers Medford, OR 15 TA No. 5 $ 14,110 N/A 1/23/2019 1 TravelCenters of America Ganado, TX 11 TA No. 1 $ 11,960 N/A 1/23/2019 1 Petro Stopping Centers Egan, LA 27 TA No. 5 $ 10,270 N/A 1/29/2019 1 TravelCenters of America Hurricane, WV 21 TA No. 1 $ 11,420 N/A 1/29/2019 1 TravelCenters of America Rogers, MN 12 TA No. 2 $ 9,590 N/A 1/29/2019 1 TravelCenters of America Knoxville, TN 24 TA No. 2 $ 8,870 N/A Total / Weighted Average 20 450 $ 308,200 N/A (1) Represents cash sales price and excludes closing costs. PROPERTY ACQUISITION AND DISPOSITION INFORMATION SINCE JANUARY 1, 2019 SINCE JANUARY AND DISPOSITION INFORMATION ACQUISITION PROPERTY Hospitality Properties Trust 18 Supplemental Operating and Financial Data, June 30, 2019

re CALCULATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre (1) (in thousands) For the Three Months Ended For the Six Months Ended June 30, 6/30/2019 3/31/2019 12/31/2018 9/30/2018 6/30/2018 2019 2018 Net income (loss) $ 8,782 $ 225,787 $ (108,860) $ 117,099 $ 97,289 $ 234,569 $ 177,495 Add (Less): Interest expense 49,601 49,766 49,624 49,308 48,741 99,367 96,281 Income tax expense (benefit) (260) 1,059 (754) 707 771 799 1,242 Depreciation and amortization 99,196 99,365 102,769 101,007 99,684 198,561 199,301 EBITDA 157,319 375,977 42,779 268,121 246,485 533,296 474,319 Less: Gain on sale of real estate (2) — (159,535) — — — (159,535) — AND ADJUSTED EBITDA AND EBITDAre 157,319 216,442 42,779 268,121 246,485 373,761 1 474,319 Add (Less): General and administrative expense paid in common re shares (3) 865 436 909 1,008 1,193 1,301 1,270 Loss on early extinguishment of debt (4) — — — — 160 — 160 Unrealized gains and losses on equity securities, net (5) 60,788 (20,977) 106,085 (43,453) (20,940) 39,811 (45,895) Adjusted EBITDAre $ 218,972 $ 195,901 $ 149,773 $ 225,676 $ 226,898 $ 414,873 $ 429,854 (1) Please see page 21 for definitions of EBITDA, EBITDAre and Adjusted EBITDAre and a description of why we believe the presentation of these measures provide useful information to investors. (2) We recorded a $159,535 gain on sale of real estate in the three months ended March 31, 2019, in connection with the sales of 20 travel centers. (3) Amounts represent the equity compensation awarded to our trustees, our officers and certain other employees of RMR LLC. (4) We recorded a $160 loss on early extinguishment of debt in the three months ended June 30, 2018 in connection with the amendment of our revolving credit facility and term loan. (5) Unrealized gains and losses on equity securities, net represent the adjustment required to adjust the carrying value of our investments in RMR Inc. and TA common shares to their fair value as of the end of the period. CALCULATION OF EBITDA, EBITDA CALCULATION Hospitality Properties Trust 19 Supplemental Operating and Financial Data, June 30, 2019

CALCULATION OF FFO AND NORMALIZED FFO (1) (amounts in thousands, except share data) For the Three Months Ended For the Six Months Ended June 30, 6/30/2019 3/31/2019 12/31/2018 9/30/2018 6/30/2018 2019 2018 Net income (loss) $ 8,782 $ 225,787 $ (108,860) $ 117,099 $ 97,289 $ 234,569 $ 177,495 Add (Less): Depreciation and amortization 99,196 99,365 102,769 101,007 99,684 198,561 199,301 Gain on sale of real estate (2) — (159,535) — — — (159,535) — Unrealized gains and losses on equity securities, net (3) 60,788 (20,977) 106,085 (43,453) (20,940) 39,811 (45,895) FFO 168,766 144,640 99,994 174,653 176,033 313,406 330,901 Add: Loss on early extinguishment of debt (4) — — — — 160 — 160 Normalized FFO $ 168,766 $ 144,640 $ 99,994 $ 174,653 $ 176,193 $ 313,406 $ 331,061 Weighted average shares outstanding (basic) 164,284 164,278 164,278 164,232 164,205 164,281 164,202 Weighted average shares outstanding (diluted) 164,326 164,322 164,278 164,274 164,243 164,324 164,226 Basic and diluted per share common share amounts: Net income (loss) $ 0.05 $ 1.37 $ (0.66) $ 0.71 $ 0.59 $ 1.43 $ 1.08 FFO and Normalized FFO $ 1.03 $ 0.88 $ 0.61 $ 1.06 $ 1.07 $ 1.91 $ 2.02 (1) Please see page 21 for definitions of FFO and Normalized FFO, a description of why we believe the presentation of these measures provides useful information to investors regarding our financial condition and results of operations and a description of how we use these measures. (2) We recorded a $159,535 gain on sale of real estate in the three months ended March 31, 2019 in connection with the sales of 20 travel centers. (3) Unrealized gains and losses on equity securities, net represent the adjustment required to adjust the carrying value of our investments in RMR Inc. and TA common shares to their fair value as of the end of the period. (4) We recorded a $160 loss on early extinguishment of debt in the three months ended June 30, 2018 in connection with the amendment of our revolving credit facility and term loan. CALCULATION OF FFO AND NORMALIZED FFO OF FFO CALCULATION Hospitality Properties Trust 20 Supplemental Operating and Financial Data, June 30, 2019

DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES Non-GAAP Financial Measures We present certain “non-GAAP financial measures” within the meaning of applicable Securities and Exchange Commission, or SEC, rules, including EBITDA, EBITDAre, Adjusted EBITDAre, FFO and Normalized FFO. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) as presented in our condensed consolidated statements of income. We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs. EBITDA, EBITDAre and Adjusted EBITDAre We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 19. EBITDAre is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets, if any, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 19 and include business management incentive fees only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO We calculate funds from operations, or FFO, and Normalized FFO as shown on page 20. FFO is calculated on the basis defined by Nareit, which is net income (loss), calculated in accordance with GAAP, excluding any gain or loss on sale of properties and loss on impairment of real estate assets, if any, plus real estate depreciation and amortization, less any unrealized gains and losses on equity securities, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO, we adjust for the item shown on page 20 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our distribution rate as a percentage of the trading price of our common shares, or dividend yield, and the dividend yield of other REITs, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do. DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES FINANCIAL NON-GAAP DEFINITIONS OF CERTAIN Hospitality Properties Trust 21 Supplemental Operating and Financial Data, June 30, 2019

OPERATING AGREEMENTS AND PORTFOLIO INFORMATION Petro Travel Center, 2154 S. Beltline Boulevard I-77, Exit 5 Columbia, SC Operator: TravelCenters of America Hospitality Properties Trust Supplemental Operating and Financial Data, June 30, 2019

PORTFOLIO BY OPERATING AGREEMENT AND MANAGER As of June 30, 2019 (dollars in thousands) Percent of Percent of Percent of Number of Rooms Total Number of Total Total or Suites (Hotels) / Rooms or Suites Percent of Investment Annual Annual Number of Number of Land Acreage (Hotels) / Acres Total Per Minimum Minimum By Operating Agreement (1): Properties Properties (Travel Centers) (Travel Centers) Investment (2) Investment Room or Suite Return / Rent (3) Return / Rent Marriott (no. 1) 53 10% 7,609 15% $ 720,834 7% $ 95 $ 71,589 8% Marriott (no. 234) 68 13% 9,120 18% 1,030,994 10% 113 109,024 13% Marriott (no. 5) 1 0% 356 1% 90,078 1% 253 10,518 1% Subtotal / Average Marriott 122 23% 17,085 34% 1,841,906 18% 108 191,131 22% IHG 102 21% 16,887 34% 2,267,462 22% 134 207,411 25% Sonesta 51 10% 8,862 17% 1,730,121 17% 195 129,017 14% Wyndham 22 4% 3,583 7% 398,960 4% 111 29,466 4% Hyatt 22 4% 2,724 4% 301,942 3% 111 22,037 3% Radisson 9 2% 1,939 4% 287,249 3% 148 20,292 3% Subtotal / Average Hotels 328 64% 51,080 100% 6,827,640 67% 134 599,354 71% TA (No. 1) 36 7% 747 16% 668,375 7% N/A 49,018 6% TA (No. 2) 36 7% 879 20% 626,390 6% N/A 44,663 5% TA (No. 3) 35 7% 885 20% 578,630 6% N/A 42,404 5% TA (No. 4) 37 8% 930 21% 594,794 6% N/A 48,381 6% TA (No. 5) 35 7% 1,039 23% 834,559 8% N/A 61,617 7% Subtotal / Average Travel Centers 179 36% 4,480 100% 3,302,748 33% N/A 246,083 29% Total / Average 507 100% 51,080 / 4,480 100% / 100% $ 10,130,388 100% $ 134 $ 845,437 100% (1) See pages 25 through 27 for additional information regarding each of our operating agreements. (2) Represents historical cost of our properties plus capital improvements funded by us less impairment write-downs, if any, and excludes capital improvements made from FF&E reserves PORTFOLIO BY OPERATING AGREEMENT AND MANAGER AGREEMENT OPERATING PORTFOLIO BY funded from hotel operations that do not result in increases in minimum returns or rents. (3) Each of our management agreements or leases provides for payment to us of an annual minimum return or minimum rent, respectively. Certain of these minimum payment amounts are secured by full or limited guarantees or security deposits as more fully described on pages 25 through 27. In addition, certain of our hotel management agreements provide for payment to us of additional amounts to the extent of available cash flows as defined in the management agreement. Payments of these additional amounts are not guaranteed or secured by deposits. Annualized minimum rent amounts represent cash rent amounts due to us and exclude adjustments, if any, necessary to recognize rental income on a straight line basis in accordance with GAAP and payments by TA of previously deferred rent. Hospitality Properties Trust 23 Supplemental Operating and Financial Data, June 30, 2019

PORTFOLIO BY BRAND As of June 30, 2019 (dollars in thousands) Number of Percent of Percent of Rooms or Total Number of Total Suites (Hotels) / Rooms or Suites Percent of Investment Number of Number of Land Acreage (Hotels) / Acres Total Per Brand Manager Properties Properties (Travel Centers) (Travel Centers) Investment (1) Investment Room or Suite Courtyard by Marriott® Marriott 71 14% 10,264 20% $ 1,014,005 11% $ 99 Royal Sonesta Hotels® Sonesta 6 1% 2,332 4% 719,526 7% 309 ® PORTFOLIO BY BRAND PORTFOLIO BY Sonesta ES Suites Sonesta 39 8% 4,730 9% 646,289 6% 137 Crowne Plaza® IHG 11 2% 4,139 9% 617,488 6% 149 Candlewood Suites® IHG 61 12% 7,553 16% 586,546 6% 78 Residence Inn by Marriott® Marriott 35 7% 4,488 9% 554,602 5% 124 Kimpton® Hotels & Restaurants IHG 4 1% 1,160 2% 424,036 4% 366 Sonesta Hotels & Resorts® Sonesta 6 1% 1,800 4% 364,306 4% 202 Staybridge Suites® IHG 20 4% 2,481 4% 347,592 3% 140 Hyatt Place® Hyatt 22 4% 2,724 4% 301,942 3% 111 Wyndham Hotels and Resorts® and Wyndham Grand® Wyndham 6 1% 1,827 4% 296,709 3% 162 InterContinental Hotels and Resorts® IHG 3 1% 800 2% 218,469 2% 273 Radisson® Hotels & Resorts and Radisson Blu® Radisson 5 1% 1,329 3% 206,228 2% 155 Marriott Hotels and Resorts® Marriott 2 0% 748 1% 131,576 1% 176 TownePlace Suites by Marriott® Marriott 12 2% 1,321 3% 116,262 1% 88 Hawthorn Suites® Wyndham 16 3% 1,756 3% 102,251 1% 58 Country Inns & Suites® by Radisson Radisson 4 1% 610 1% 81,021 1% 133 Holiday Inn® IHG 3 1% 754 1% 73,331 1% 97 SpringHill Suites by Marriott® Marriott 2 0% 264 1% 25,461 0% 96 Subtotal / Average Hotels 328 64% 51,080 100% 6,827,640 67% 134 TravelCenters of America® TA 134 27% 3,203 71% 2,281,522 22% N/A Petro Stopping Centers® TA 45 9% 1,277 29% 1,021,226 11% N/A Subtotal / Average Travel Centers 179 36% 4,480 100% 3,302,748 33% N/A Total / Average 507 100% 51,080 / 4,480 100% $ 10,130,388 100% $ 134 (1) Represents historical cost of properties plus capital improvements funded by us less impairment writedowns, if any, and excludes capital improvements made from FF&E reserves funded from hotel operations that do not result in increases in minimum returns or rents. Hospitality Properties Trust 24 Supplemental Operating and Financial Data, June 30, 2019

OPERATING AGREEMENT INFORMATION As of June 30, 2019 (dollars in thousands) Marriott No. 1 - We lease 53 Courtyard by Marriott® branded hotels in 24 states to one of our taxable REIT subsidiaries, or TRSs. The hotels are managed by a subsidiary of Marriott under a combination management agreement which expires in 2024; Marriott has two renewal options for 12 years each for all, but not less than all, of the hotels. We have no security deposit or guarantee from Marriott for these 53 hotels. Accordingly, payment by Marriott of the minimum return due to us under this management agreement is limited to the hotels' available cash flows after payment of operating expenses and funding of the FF&E reserve. In addition to our minimum return, this agreement provides for payment to us of 50% of the hotels' available cash flows after payment of hotel operating expenses, funding of the required FF&E reserve, payment of our minimum return and payment of certain management fees. Marriott No. 234 - We lease 68 of our Marriott® branded hotels (one full service Marriott®, 35 Residence Inn by Marriott®, 18 Courtyard by Marriott®, 12 TownePlace Suites by Marriott® and two SpringHill Suites by Marriott® hotels) in 22 states to one of our TRSs. The hotels are managed by subsidiaries of Marriott under a combination management agreement which expires in 2025; Marriott has two renewal options for 10 years each for all, but not less than all, of the hotels. We originally held a security deposit of $64,700 under this agreement to cover payment shortfalls of our minimum return. As of June 30, 2019, the available balance of this security deposit was $35,434. This security deposit may be replenished from a share of the hotels' available cash flows in excess of our minimum return and certain management fees. Marriott has also provided us with a $40,000 limited guaranty to cover payment shortfalls up to 90% of our minimum return after the available security deposit balance has been depleted. This limited guaranty expires on December 31, 2019. As of June 30, 2019, the available Marriott guaranty was $30,672. In addition to our minimum return, this agreement provides for payment to us of 62.5% of the hotels' available cash flows after payment of hotel operating expenses, funding of the required FF&E reserve, payment of our minimum return, payment of certain management fees and replenishment of the security deposit. This additional return amount is not guaranteed or secured by the security deposit. Marriott No. 5 - We lease one Marriott® branded hotel in Kauai, HI to a subsidiary of Marriott under a lease that expires in 2019. Marriott has four renewal options for 15 years each. On August 31, 2016, Marriott notified us that it will not exercise its renewal option at the expiration of the current lease term ending on December 31, 2019. This lease is guaranteed by Marriott and OPERATING AGREEMENT INFORMATION OPERATING provides for increases in the annual minimum rent payable to us based on changes in the consumer price index. IHG - We lease 101 IHG branded hotels (20 Staybridge Suites®, 61 Candlewood Suites®, two InterContinental®, 11 Crowne Plaza®, four Kimpton® Hotels & Restaurants and three Holiday Inn®) in 30 states in the U.S., the District of Columbia and Ontario, Canada to one of our TRSs. These 101 hotels are managed by subsidiaries of IHG under a combination management agreement. We lease one additional InterContinental® branded hotel in Puerto Rico to a subsidiary of IHG. The annual minimum return amount presented in the table on page 23 includes $7,908 of minimum rent related to the leased Puerto Rico hotel. The management agreement and the lease expire in 2036; IHG has two renewal options for 15 years each for all, but not less than all, of the hotels. As of June 30, 2019, we held a security deposit of $88,103 under this agreement to cover payment shortfalls of our minimum return. This security deposit, if utilized, may be replenished and increased up to $100,000 from the hotels' available cash flows in excess of our minimum return and certain management fees. Under this agreement, IHG is required to maintain a minimum security deposit of $37,000. In addition to our minimum return, this management agreement provides for an annual additional return payment to us of $12,067 from the hotels' available cash flows after payment of hotel operating expenses, funding of the required FF&E reserve, if any, payment of our minimum return, payment of certain management fees and replenishment and expansion of the security deposit. In addition, the agreement provides for payment to us of 50% of the hotels' available cash flows after payment to us of the annual additional return amount. These additional return amounts are not guaranteed or secured by the security deposit we hold. Hospitality Properties Trust 25 Supplemental Operating and Financial Data, June 30, 2019

OPERATING AGREEMENT INFORMATION As of June 30, 2019 (dollars in thousands) Sonesta - We lease our 51 Sonesta branded hotels (six Royal Sonesta® Hotels, six Sonesta Hotels & Resorts® and 39 Sonesta ES Suites® hotels) in 26 states to one of our TRSs. The hotels are managed by Sonesta under a combination management agreement which expires in 2037; Sonesta has two renewal options for 15 years each for all, but not less than all, of the hotels. We have no security deposit or guaranty from Sonesta. Accordingly, payment by Sonesta of the minimum return due to us under this management agreement is limited to the hotels' available cash flows after the payment of operating expenses, including certain management fees, and we are financially responsible for operating cash flows deficits, if any. In addition to our minimum return, this management agreement provides for payment to us of 80% of the hotels' available cash flows after payment of hotel operating expenses, management fees to Sonesta, our minimum return, an imputed FF&E reserve to us and reimbursement of operating loss or working capital advances, if any. Wyndham - We lease our 22 Wyndham branded hotels (six Wyndham Hotels and Resorts® and 16 Hawthorn Suites® hotels) in 14 states to one of our TRSs. The hotels are managed by subsidiaries of Wyndham under a combination management agreement which expires in 2038; Wyndham has two renewal options for 15 years each for all, but not less than all, of the hotels. We have a limited guaranty of $35,656 under the management agreement to cover payment shortfalls of our minimum return, subject to an annual payment limit of $17,828. This guaranty expires in 2020. As of June 30, 2019, the Wyndham guaranty was depleted. This guaranty may be replenished from the hotels' available cash flows in excess of our minimum return. This agreement provides that if the hotel cash flows available after payment of hotel operating expenses are less than the minimum returns due to us and if the guaranty is depleted, to avoid a default, Wyndham is required to pay us the greater of the available hotel cash flows after payment of hotel operating expenses and 85% of our minimum return. In addition to our minimum return, this management agreement provides for payment to us of 50% of the hotels' available cash flows after payment of hotel operating expenses, payment of our minimum return, funding of the FF&E reserve, if any, payment of certain management fees and reimbursement of any Wyndham guaranty advances. This additional return amount is not guaranteed. We lease 48 vacation units in one of the hotels to a subsidiary of Wyndham Destinations, Inc. (NYSE: WYND), or Destinations, under a lease that expires in 2037; Destinations has two renewal options for 15 years each for all, but not less than all, of the vacation units. The lease is guaranteed by Destinations and provides for rent increases of 3% per annum. The annual minimum return amount presented in the table on page 23 includes $1,493 of minimum rent related to the Destinations lease. ® OPERATING AGREEMENT INFORMATION OPERATING Hyatt - We lease our 22 Hyatt Place branded hotels in 14 states to one of our TRSs. The hotels are managed by a subsidiary of Hyatt Hotels Corporation, or Hyatt, under a combination management agreement that expires in 2030; Hyatt has two renewal options for 15 years each for all, but not less than all, of the hotels. We have a limited guaranty of $50,000 under this agreement to cover payment shortfalls of our minimum return. As of June 30, 2019, the available Hyatt guaranty was $22,614. The guaranty is limited in amount but does not expire in time and may be replenished from a share of the hotels' available cash flows in excess of our minimum return. In addition to our minimum return, this management agreement provides for payment to us of 50% of the hotels' available cash flows after payment of operating expenses, funding the required FF&E reserve, payment of our minimum return and reimbursement to Hyatt of working capital and guaranty advances, if any. This additional return is not guaranteed. Radisson - We lease our nine Radisson branded hotels (four Radisson® Hotels & Resorts, four Country Inns & Suites® by Radisson and one Radisson Blu® hotel) in six states to one of our TRSs and these hotels are managed by a subsidiary of Radisson under a combination management agreement which expires in 2035 and Radisson has two 15 year renewal options for all, but not less than all, of the hotels. We have a limited guaranty of $47,371 under this agreement to cover payment shortfalls of our minimum return. As of June 30, 2019, the available Radisson guaranty was $40,561. The guaranty is limited in amount but does not expire in time and may be replenished from a share of the hotels' available cash flows in excess of our minimum return. Also, this guaranty cap may be increased if we fund excess renovation costs under our agreement with Radisson. In addition to our minimum return, this management agreement provides for payment to us of 50% of the hotels' available cash flows after payment of operating expenses, funding the required FF&E reserve, payment of our minimum return and reimbursement to Radisson of working capital and guaranty advances, if any. This additional return is not guaranteed. Hospitality Properties Trust 26 Supplemental Operating and Financial Data, June 30, 2019

OPERATING AGREEMENT INFORMATION As of June 30, 2019 (dollars in thousands) TA No. 1 - We lease 36 travel centers (32 TravelCenters of America® branded travel centers and four Petro Stopping Centers® branded travel centers) in 26 states to a subsidiary of TA under a lease that expires in 2032. TA has two renewal options for 15 years each for all, but not less than all, of these travel centers. In addition to the payment of our minimum rent, this lease provides for payment to us of percentage rent based on increases in total non-fuel revenues over base year levels (3% of non-fuel revenues above 2015 non-fuel revenues). Commencing in 2020, this lease provides for payment of an additional half percent (0.5%) of non-fuel revenues above 2019 non-fuel base year revenues. TA’s remaining deferred rent obligation of $13,289 is being paid in quarterly installments of $886 through January 31, 2023. TA No. 2 - We lease 36 travel centers (34 TravelCenters of America® branded travel centers and two Petro Stopping Centers® branded travel centers) in 24 states to a subsidiary of TA under a lease that expires in 2031. TA has two renewal options for 15 years each for all, but not less than all, of these travel centers. In addition to the payment of our minimum rent, this lease provides for payment to us of percentage rent based on increases in total non-fuel revenues over base year levels (3% of non-fuel revenues above 2015 non-fuel revenues). Commencing in 2020, this lease provides for payment of an additional half percent (0.5%) of non-fuel revenues above 2019 non-fuel base year revenues. TA’s remaining deferred rent obligation of $12,044 is being paid in quarterly installments of $803 through January 31, 2023. TA No. 3 - We lease 35 travel centers (33 TravelCenters of America® branded travel centers and two Petro Stopping Centers® branded travel centers) in 26 states to a subsidiary of TA under a lease that expires in 2029. TA has two renewal options for 15 years each for all, but not less than all, of these travel centers. In addition to the payment of our minimum rent, this lease provides for payment to us of percentage rent based on increases in total non-fuel revenues over base year levels (3% of non-fuel revenues above 2015 non-fuel revenues). Commencing in 2020, this lease provides for payment of an additional half percent (0.5%) of non-fuel revenues above 2019 non-fuel base year revenues. TA’s remaining deferred rent obligation of $11,815 is being paid in quarterly installments of $788 through January 31, 2023. TA No. 4 - We lease 37 travel centers (35 TravelCenters of America® branded travel centers and two Petro Stopping Centers® branded travel centers) in 27 states to a subsidiary of TA under a lease that expires in 2033. TA has two renewal options for 15 years each for all, but not less than all, of these travel centers. In addition to the payment of our minimum rent, this lease provides for payment to us of percentage rent based on increases in total non-fuel revenues over base year levels (3% of non-fuel revenues above 2015 non-fuel revenues). Commencing in 2020, this lease provides for payment of an additional half percent (0.5%) of non-fuel revenues above 2019 non-fuel base year revenues. TA’s remaining deferred rent obligation of $12,151 is being paid in quarterly installments of $810 through January 31, 2023. OPERATING AGREEMENT INFORMATION OPERATING TA No. 5 - We lease 35 Petro Stopping Centers® branded travel centers in 23 states to a subsidiary of TA under a lease that expires in 2035. TA has two renewal options for 15 years each for all, but not less than all, of these travel centers. In addition to the payment of our minimum rent, this lease provides for payment to us of percentage rent based on increases in total non-fuel revenues over base year levels (3% of non-fuel revenues above 2012 non-fuel revenues). Commencing in 2020, this lease provides for payment of an additional half percent (0.5%) of non-fuel revenues above 2019 non-fuel base year revenues. TA’s remaining deferred rent obligation of $16,755 is being paid in quarterly installments of $1,117 through January 31, 2023. Hospitality Properties Trust 27 Supplemental Operating and Financial Data, June 30, 2019

OPERATING STATISTICS BY HOTEL OPERATING AGREEMENT AND MANAGER No. of For the Three Months Ended For the Six Months Ended No. of Rooms or June 30, June 30, Hotels Suites 2019 2018 Change 2019 2018 Change ADR Marriott (no. 1) 53 7,609 $ 135.73 $ 132.85 2.2% $ 135.14 $ 131.93 2.4% Marriott (no. 234) 68 9,120 135.22 135.26 —% 135.53 133.69 1.4% Marriott (no. 5) 1 356 295.59 290.83 1.6% 303.31 285.60 6.2% Subtotal / Average Marriott 122 17,085 139.22 138.04 0.9% 139.68 137.02 1.9% IHG (1) 102 16,887 123.27 128.21 (3.9%) 122.88 126.12 (2.6%) Sonesta (1) (2) 51 8,862 154.21 154.75 (0.3%) 151.33 150.77 0.4% Wyndham 22 3,583 101.19 104.93 (3.6%) 96.00 99.64 (3.7%) Hyatt 22 2,724 110.52 115.16 (4.0%) 111.68 114.31 (2.3%) Radisson (1) 9 1,939 137.14 134.70 1.8% 133.74 130.70 2.3% All Hotels Total / Average 328 51,080 $ 131.94 $ 133.68 (1.3%) $ 131.03 $ 131.40 (0.3%) OCCUPANCY Marriott (no. 1) 53 7,609 73.0% 75.0% -2.0 pts 66.6% 68.9% -2.3 pts Marriott (no. 234) 68 9,120 78.3% 80.1% -1.8 pts 73.6% 75.9% -2.3 pts Marriott (no. 5) 1 356 86.1% 91.8% -5.7 pts 87.2% 94.1% -6.9 pts Subtotal / Average Marriott 122 17,085 76.1% 78.1% -2.0 pts 70.8% 73.2% -2.4 pts IHG (1) 102 16,887 80.6% 82.5% -1.9 pts 76.6% 79.0% -2.4 pts Sonesta (1) (2) 51 8,862 73.1% 71.2% 1.9 pts 68.1% 67.6% 0.5 pts Wyndham 22 3,583 72.8% 71.7% 1.1 pts 66.8% 68.2% -1.4 pts Hyatt 22 2,724 82.8% 84.3% -1.5 pts 78.7% 80.8% -2.1 pts Radisson (1) 9 1,939 75.2% 74.5% 0.7 pts 69.3% 74.2% -4.9 pts All Hotels Total / Average 328 51,080 77.2% 78.1% -0.9 pts 72.3% 74.2% -1.9 pts RevPAR Marriott (no. 1) 53 7,609 $ 99.08 $ 99.64 (0.6%) $ 90.00 $ 90.90 (1.0%) Marriott (no. 234) 68 9,120 105.88 108.34 (2.3%) 99.75 101.47 (1.7%) Marriott (no. 5) 1 356 254.50 266.98 (4.7%) 264.49 268.75 (1.6%) Subtotal / Average Marriott 122 17,085 105.95 107.81 (1.7%) 98.89 100.30 (1.4%) IHG (1) 102 16,887 99.36 105.77 (6.1%) 94.13 99.63 (5.5%) Sonesta (1) (2) 51 8,862 112.73 110.18 2.3% 103.06 101.92 1.1% Wyndham 22 3,583 73.67 75.23 (2.1%) 64.13 67.95 (5.6%) Hyatt 22 2,724 91.51 97.08 (5.7%) 87.89 92.36 (4.8%) Radisson (1) 9 1,939 103.13 100.35 2.8% 92.68 96.98 (4.4%) All Hotels Total / Average 328 51,080 $ 101.86 $ 104.40 (2.4%) $ 94.73 $ 97.50 (2.8%) (1) Operating data includes data for certain hotels for periods prior to when we acquired them. (2) Operating data includes data for one hotel for periods prior to when it was managed by Sonesta. "ADR" is average daily rate; "RevPAR" is room revenue per available room. All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data. OPERATING STATISTICS BY HOTEL OPERATING AGREEMENT AND MANAGER AGREEMENT OPERATING HOTEL BY STATISTICS OPERATING Hospitality Properties Trust 28 Supplemental Operating and Financial Data, June 30, 2019

COVERAGE BY OPERATING AGREEMENT AND MANAGER (1) Number of For the Twelve Months Ended Operating Agreement Properties 6/30/2019 3/31/2019 12/31/2018 9/30/2018 6/30/2018 Marriott (no. 1) 53 1.18x 1.19x 1.20x 1.20x 1.23x Marriott (no. 234) 68 1.06x 1.08x 1.09x 1.10x 1.11x Marriott (no. 5) 1 0.97x 1.03x 1.05x 1.07x 1.07x Subtotal Marriott 122 1.10x 1.12x 1.13x 1.13x 1.16x IHG 102 0.97x 1.02x 1.06x 1.12x 1.13x Sonesta 51 0.62x 0.64x 0.66x 0.68x 0.71x Wyndham 22 0.59x 0.61x 0.67x 0.75x 0.79x Hyatt 22 0.95x 1.00x 1.04x 1.08x 1.13x Radisson 9 0.93x 0.97x 1.11x 1.10x 1.15x Subtotal Hotels 328 0.92x 0.95x 0.98x 1.01x 1.03x TA (No. 1) 36 1.88x 1.86x 1.85x 1.80x 1.81x TA (No. 2) 36 1.84x 1.83x 1.84x 1.78x 1.77x TA (No. 3) 35 1.82x 1.82x 1.82x 1.78x 1.77x TA (No. 4) 37 1.90x 1.89x 1.89x 1.81x 1.82x TA (No. 5) 35 1.75x 1.79x 1.81x 1.79x 1.79x Subtotal TA 179 1.84x 1.83x 1.84x 1.79x 1.79x Total 507 1.19x 1.21x 1.23x 1.24x 1.26x Number of For the Three Months Ended Operating Agreement Properties 6/30/2019 3/31/2019 12/31/2018 9/30/2018 6/30/2018 Marriott (no. 1) 53 1.44x 0.89x 0.99x 1.38x 1.52x Marriott (no. 234) 68 1.22x 0.92x 0.95x 1.14x 1.30x Marriott (no. 5) 1 0.96x 1.04x 0.86x 1.04x 1.19x Subtotal Marriott 122 1.29x 0.91x 0.96x 1.22x 1.37x IHG 102 1.09x 0.79x 0.83x 1.18x 1.29x Sonesta 51 0.87x 0.44x 0.50x 0.68x 0.93x Wyndham 22 0.90x 0.07x 0.42x 0.99x 0.98x Hyatt 22 1.20x 0.92x 0.71x 0.95x 1.43x Radisson 9 1.13x 0.45x 0.79x 1.34x 1.32x Subtotal Hotels 328 1.10x 0.71x 0.77x 1.07x 1.23x TA (No. 1) 36 1.99x 1.75x 1.87x 1.92x 1.88x TA (No. 2) 36 1.91x 1.68x 1.86x 1.91x 1.88x TA (No. 3) 35 1.90x 1.65x 1.77x 1.99x 1.88x TA (No. 4) 37 1.98x 1.80x 1.95x 1.88x 1.93x TA (No. 5) 35 1.80x 1.67x 1.70x 1.84x 1.92x Subtotal TA 179 1.91x 1.71x 1.83x 1.90x 1.90x Total 507 1.34x 1.00x 1.08x 1.32x 1.43x COVERAGE BY OPERATING AGREEMENT AND MANAGER AGREEMENT OPERATING COVERAGE BY (1) We define coverage as combined total property level revenues minus all property level expenses and FF&E reserve escrows that are not subordinated to minimum returns or rents due to us, divided by the minimum returns or rents due to us (which data is provided to us by our managers or tenants). Coverage amounts for our IHG, Sonesta and Radisson agreements include data for certain hotels for periods prior to when we acquired ownership of them. Coverage amounts for our Sonesta agreement include data for one hotel prior to when it was managed by Sonesta. Coverage amounts for our Radisson agreement and TA leases exclude data for certain properties we sold during the periods presented. Coverage amounts for our TA leases exclude payments of previously deferred rent. All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants’ operating data. Hospitality Properties Trust 29 Supplemental Operating and Financial Data, June 30, 2019

Warning Concerning Forward-Looking Statements This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon our forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD-LOOKING STATEMENTS CONCERNING FORWARD-LOOKING WARNING Hospitality Properties Trust 30 Supplemental Operating and Financial Data, June 30, 2019